Exhibit 10.38
NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.
AOS Confidential

Contract No: YZ(2018)0401

Financing Lease Contract
(Sale and Leaseback)

Lessor (Party A): Chongqing Yinhai Financing Lease Co., Ltd.

Lessee (Part B): Chongqing Alpha and Omega Semiconductor Limited

Date of Signing: May 9, 2018

Place of Signing: Yubei, Chongqing

WHEREAS:
(1) For the purpose of the Financing Lease between the Lessor and the Lessee, the Lessor will purchase the leased items owned by the Lessee from the Lessee and lease it back to the Lessee for use.
(2) According to relevant laws and regulations of the People's Republic of China, both parties voluntarily enter into this Financing Lease Contract by consensus.
Part 1 Commercial Terms

Parties
Lessor: Chongqing Yinhai Financing Lease Co., Ltd. (hereinafter referred to as “Party A”)
Legal Representative: Pang Xianwei
Registered Address: No. 2, 3/F, Tower A, Haiwangxing Technology Building, No. 62 Xingguang Road, North New District, Chongqing

Lessee: [Chongqing Alpha and Omega Semiconductor Limited] (hereinafter referred to as "Party B")
Legal Representative: [MIKE FUSHING CHANG]
Registered Address: [No.5-407, Yuhan Avenue, Shuitu High-tech Industrial Park, Beibei District, Chongqing]

Leased items (see Annex I List of Leased Items for Details)
No.	Name of Leased Items	Seller Name	Specifications and Models	Invoice No.	Quantity	Unit Price	Total Price	Assessed Value
leased items use location: No.5-407, Yuhan Avenue, Shuitu High-tech Industrial Park, Beibei District, Chongqing
Lease Conditions
Assessed Value of the Leased Items (can be Omitted If Assessment is Exempted)		In figures: ¥ [***]. In words: [***]
Lease Funds (Purchase Price of the Leased Items)		In figures: ¥ [475,000,000.00]. In words: [RMB four hundred and seventy-five million]
*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

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Down Payment of the Rents	In figures: ¥ [75,000,000.00]. In words: [RMB seventy-five million]. Party B shall deliver a one-off down payment of rents to Party A or a third party designated by Party A before May 11, 2018.
Lease Principal	In figures: ¥ [400,000,000.00]. In words: [RMB four hundred million]
Lease Rate of Interest	[5.4625]% (15% over the benchmark interest rate for the same period), floated interest rate [√], fixed interest rate [/]
Purchase Price	In figures: ¥ [1.00]. In words: [RMB one]
Term of Lease	60 months in total, starting from the Lease Commencement Date
Purpose of Funds	Operation
Payment of Rents
Payment Method of the Rents
Pay interest on a quarterly basis and the total is 20 periods. The grace periods of repayment of principal are from 1st period to 3rd period. The proportion of repayment of principal of each period is 3% of the actual investment amount from the 4th to 7th period, 6.75% of the actual investment amount from the 8th to 19th period, and 7% of the actual investment amount for the 20th period. If the project is to be invested by stages, the rent payment method shall be determined in accordance with this principle.

Rent Payable for Each Period	For details, please refer to Annex II Rent Payment Estimates
Accounts for Payment Collection of the Parties
Information of Party A's account for payment collection: Bank: Chongqing Branch of China Export-Import Bank Account Name: Chongqing Yinhai Financing Lease Co., Ltd. Account No.: 2100000100000237876	Information of Party B 's account for payment collection: Bank: Chongqing Branch of China Export-Import Bank Account Name: Chongqing Alpha and Omega Semiconductor Limited Account No.:
Security Method (All Security Methods are Listed in this Article and can be Added)
Guarantee	/
Mortgage	/
Pledge	/
Insurance

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Insurance Type	All-Risk Property Insurance
Policyholder	Party B
Beneficiary	Party A or any third party designated by Party A
Insured Period	Cover the entire lease period
Insured Amount	Cover at least the lease principal
Insurance Premium	Subject to the approved amount of the insurance company
Entity to Assume the Premium	Party B
Contact Information
Party A’s contact information:
Contact: Liu Ying
Tel.: 18623457667
E-mail: 2851719785@qq.com
Fax: 023-67680191
Address: No. 2, 3/F, Tower A, Haiwangxing Technology Building, No. 62 Xingguang Road, North New District, Chongqing

Party B’s contact information:
Contact: Yang Liyan
Tel.: 13795368681
E-mail: lyla.yang@cqaos.com
Fax:
Address: No. 117, Yunhan Road, Shuitu Hi-Tech Industrial Park, Liangjiang New District, Chongqing (Room 205, Office Building, Administrative Committee of the Park)

Other
Number of Contract Counterparts	This Contract is made in sextuplicate with each party holding two and the rest two of which remain.

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Part 2 General Terms
Article 1 Definition

1.1
Financing Lease: refers to the trading activities that the Lessor, according to the choice or approval of the Lessee regarding the leased items and supplier, leases the leased items it acquires from the supplier to the Lessee for the Lessee to possess and use according to the contract, and collects the rents from the Lessee.

1.2
Sale and Leaseback: refers to the type of Financing Lease that the Lessee sells its own items to the Lessor, signs a Financing Lease contract with the Lessor at the same time, and then rents the items back from the Lessor.

1.3	Lease Commencement Date: refers to the date on which Party A pays Party B the first payment for the purchase price of the leased items.

1.4	Lease Funds: refers to the total price that Party A purchases the leased items from Party B.

1.5	Down Payment of Rents: refers to the one-off payment for the first-time rent paid by Party B to Party A on the lease commencement date.

1.6	Lease Principal: refers to the financing amount actually provided by Party A for Party B after deduction of the Down Payment of Rents from the Lease Funds.

1.7
Lease Costs: refers to the sum of the contract price, pre-lease interest and grace-period interest paid by Party A for purchase of the leased items, and other expenses that both Parties agree to count into costs.

1.8	Lease Interest Rate: refers to the annual interest rate used to calculate the rents within the lease term agreed upon by both Parties.

1.9
Interest-Bearing Method: The interest of the lease payments under this Contract is calculated from the Lease Commencement Date (delivery day of the Lease Funds). The calculation formula of daily accrued interest is: daily accrued interest = balance of the Lease Principal of the day × Lease Interest Rate/360.

1.10	Lease Term: refers to the lease term agreed in Part 1 of this Contract.

1.11
The Purchase Price refers to the price of the leased items repurchased by Party B after Party B pays off all the rents and other payables (including the possible overdue interest penalty and economic loss compensation, etc.) in accordance with the provisions of this Contract.

1.12	Overdue Interest: All Overdue Interest under this Contract is calculated based on 0.0005 of the overdue amount.

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Article 2 Leased Items

2.1
The leased items as stipulated in this Contract are originally owned by Party B. Party B transfers the leased items to Party A according to the Contract, and Party A leases back the equipment and other assets used by Party B. The specific content is shown in Annex I List of Leasing Items.

2.2
Party B guarantees that it has independent, complete and legal ownership of the leased items it transfers to Party A, no mortgage, pledge and other security rights have been set on the leased items in any way, and there is no priority or any other defect of right.

Article 3 Purchase of the Leased Items

3.1
Party B shall transfer the leased items to Party A in the form of sale and leaseback for the purpose of financing; Party A shall accept the leased items transferred by Party B according to Party B's above-mentioned purpose and lease it back to Party B for use.

3.2
Party B shall submit to Party A an assessment report of the leased items, a capital verification report of the leased items or the purchase contract (if any) and the original copy of the invoice (if any) within ten working days after the signing of the Contract.

3.3
The leased items transferred by Party B to Party A shall be deemed to be owned by Party A on the date that Party A pays Party B the first payment of the Lease Funds in accordance with Article 4 of this Contract. Party B shall issue to Party A the Certificate of Ownership Transfer I (Lessee to Lessor) (see Annex VII for details) of the leased items within three working days after receiving the first payment of the Lease Funds. Party B’s failure of issuance will not affect Party A's ownership of the leased items.

3.4
If Party A fails to complete the second payment of the Lease Funds within 10 working days after the first payment of the Lease Funds, Party A agrees to refund the service charges and security deposit to Party B in full (without interest) after Party B returns Party A's actual payment of the Lease Funds (without interest) to Party A. In addition, Party A agrees that the ownership of the leased items shall be transferred to Party B after all the payments of Party A and Party B are returned.

Article 4 Lease Funds and Payment

4.1	Both Parties agreed that the Lease Funds of the leased items shall be determined in accordance with Part 1 Commercial Terms.

4.2	Way of payment of the Lease Funds: Party A and Party B agree to pay in accordance with the following (3rd) way upon negotiation:

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(1)	One-off payment:
Party A shall pay Party B a lump sum of the Lease Funds within 5 working days after all the payment conditions agreed in this Contract are satisfied.

(2)	Installments:
Party A shall pay Party B the down payment of the Lease Funds of RMB / within 5 working days after all the payment conditions agreed in this Contract are satisfied. The remaining Lease Funds shall be paid in installments. The specific payment time and amount shall be: / .

(3)
Other payment methods: Party A shall pay Party B the down payment of the Lease Funds of RMB 96,000,000.00 (in words: RMB ninety-six million) within 5 working days after the payment conditions agreed in this Contract are all satisfied; the remaining Lease Funds is RMB 379,000,000.00 (in words: RMB three hundred and seventy nine million), which shall be paid in full within 10 working days after the down payment of the Lease Funds and the payment of Party B’s security deposit are paid.

4.3
After all the following conditions of Item (1), (2), (3), (4) and (5) are met, Party A shall pay the down payment of the Lease Funds to Party B in accordance with the payment method stipulated in Article 4.2 of this Contract. The bank account information designated by Party B for payment collection is as follows:

Account Name: Chongqing Alpha and Omega Semiconductor Limited
Bank: Chongqing Branch of China Export-Import Bank
Account No.:

(1)	All contracts required between Party A and Party B on the Financing Lease have been fully signed and become effective;

(2)
If Party B or other related parties provide Party A with any guarantee in relation to the performance of obligations of Party B under this Contract, relevant security contract has been signed and becomes effective, related procedures under the security contract (including but not limited to notarization, mortgage/pledge registration of the guarantee and insurance etc.) have been completed, and the asset lists of Party B and the guarantor and other materials have been provided in accordance with Party A's request;

(3)	Party B has remitted the Down Payment of Rents, service charges and other payables payable to Party A under this Contract to bank account designated by Party A;

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(4)
Party B has provided Party A with an assessment report of the leased items, a capital verification report of the leased items or the purchase contract (if any) and the original copy of the invoice (if any);

(5)	Other conditions: a formal assessment report to acquire the leased items.

4.4
Party B shall use the Lease Funds paid by Party A according to the agreed purpose of both parties, and shall bear the taxes and expenses (if any) arising from the transfer of the leased items under this Contract.

Article 5 Delivery of the Leased Items and Handling of Quality Defects

5.1
This Contract is a sale-and-leaseback contract. The leased items originally belong to Party B and has been occupied, used, and kept by Party B. Party A and Party B do not need to go through the procedures for transfer and physical handover of the leased items. After Party A pays Party B the down payment of the Lease Funds, it is deemed that the leased items are received and accepted by Party B (as the Lessee) in the complete state. Party B shall issue the Proof of Receipt of the Leased Items to Party A. Party B’s failure to do so will not affect the recognition of the fact that Party B has received and accepted the leased items upon acceptance check. However, Party B shall not, at any time, object to any of the accepted leased items on the ground that the Proof of Receipt of the Leased Items has not been issued.

5.2
Any quality issues or any other problems that affect the normal use of the leased items during the term of this Contract shall be the responsibility of Party B. Party A shall not bear any responsibility. Party B shall not thereby refuse to pay the rents or perform other obligations agreed in the Contract.

5.3
As Party B has purchased and used the leased items before signing of this Contract, Party B shall bear full responsibility for its own choice and decision. If the quality, specifications, technical performance and quantity etc. of the goods delivered by the original supplier are not in conformity with the contract signed by the original supplier and Party B, or any quality problem occurs within the warranty period as stipulated in the sales contract, Party B shall directly file a claim with the original supplier and Party A shall not bear any responsibility for such issues. However, Party A may provide Party B with certain assistance within a reasonable range. All costs incurred therefrom shall be borne by Party B (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.) The results of the claim are enjoyed by Party B. Regardless of whether Party B can be compensated through the claim, and whether or not the claim is in progress, Party B's rent payment and other obligations under this Contract will not be affected.

Article 6 Ownership and Public Notification of the Leased Items

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6.1
After Party A pays the down payment of the Lease Funds for the leased items to Party B according to the provisions in this Contract, the owner of the leased items shall be changed to Party A (such ownership covers the auxiliary items, accessory rights and Fructus etc. of the leased items). Before all payments due under this Contract are settled, Party B shall guarantee that the proprietary applications, software, licenses and technical documents of the leased items are in a valid state and that performance and configuration standards (except for normal depreciation and wear) of the leased items are not lower than the corresponding indicators when this Contract becomes effective.

Party A shall have the right to mark in a conspicuous place on the leased items that the owner of the leased items is Party A, by means including but not limited to posting signs, painting marks, as well as registration and public announcement in the Unified Registration and Public Announcement System for Movable Property Financing of the Credit Reference Center of the People's Bank. If any third party claims rights over the leased items and thus causes legal disputes, Party B shall bear relevant responsibility. If Party A suffers losses thereby, Party B shall bear the liability of compensation for Party A's reasonable direct economic loss according to law.

6.2
Unless prior written consent from Party A is obtained, Party B shall not transfer, mortgage and pledge the leased items, or use the leased items for investment in shares and compensation, or establish a lawsuit guarantee over the leased items, or in any way infringe Party A's ownership of the leased items. If it is really necessary for the leased items to be used by a third party due to the needs of production and operation, the third person shall be listed as a joint lessee.

6.3
If Party B upgrades the leased items during the lease term, Party B shall bear the cost of the upgrade. The components added to the leased items that are inseparable from the leased items or are separable, but the separation will lead to functional impairment of the leased items shall be owned by Party A free of charge. Party B shall guarantee that, before all payables are paid under this Contract, the production performance and configuration standards of the leased items (except for normal depreciation and wear) owned by Party A shall not be lower than the corresponding indicators when the Contract takes effect.

6.4
If Party B replaces the parts of the leased items with other replacement parts for maintenance, repair or its use needs during the lease period, related costs incurred from the replacement shall be borne by Party B. In addition, the replacement parts shall be owned by Party A from the date of replacement.

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6.5	The binding of the leased items to other movable assets and real estate will not change Party A's rights over the leased items.

6.6
Without prejudice to Party B’s possession and use of the leased items, Party A may mortgage the leased items to a third party as required. However, Party A shall notify Party B ten working days in advance. Party B is obligated to assist Party A in handling the mortgage and other related procedures. When Party A transfers the ownership of the leased items to Party B according to this Contract, Party A shall be responsible for releasing the mortgage within ten working days.

6.7
During the lease period, Party B shall not express or imply its ownership or disposition right over the leased items in any form or allow any incident that makes other people reasonably think that Party B is the owner.

6.8	Before Party B clears all the debts under this Contract, the ownership of the leased items always belongs to Party A, and anyone except Party A has no right to dispose of the leased items.

Article 7 Use, Repair and Maintenance of the Leased Items

7.1
Party B owns the right of possession and use of the leased items during the Lease Term. Except for Party B's major breach of contract, Party A shall not interfere with the legitimate and independent’s possession and use of the leased items of Party B. Otherwise, Party A shall be liable for the losses caused by Party B. If any third party claims any right to the leased items due to Party A's reasons, Party A shall bear full responsibility and Party B's rights to use shall not be affected.

7.2
Party B shall properly use and keep the leased items, repair, preserve and maintain the leased items and accessories through regular repairs and irregular inspections, and bear all expenses incurred therefrom. Any replaced, added, or updated parts, devices and services automatically become part of the leased items and are owned by Party A free of charge. All repairs and maintenance are included in the lease period. If Party B is negligent in performing its obligations of repairing and maintaining the leased items, Party A shall be entitled to recover the leased items from Party B without prejudice to any other claims that Party A may have against Party B under this Contract.

7.3
Party B shall, at the request of Party A, submit to Party A the maintenance schedule and repair records of the leased items so that Party A can keep abreast of the use conditions of the leased items. Both Parties shall jointly confirm the submission interval and specific format of the maintenance schedule and repair records within 30 working days after the signing of the Contract.

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7.4
Party B shall use the leased items in strict accordance with the user manual or operation manual of the leased items, shall not assign unqualified personnel to operate the leased items and shall keep the leased items continuously in a good state of operation.

7.5
Party B shall bear all responsibility for the leased items and any personal injury or property damage caused to any third party by the leased items during the period of possession and use of the leased items by Party B. Party A shall not bear any responsibility. If Party A suffers any reasonable and direct economic loss, Party B shall pay full compensation.

7.6
In the event that changes in national policies result in the forced elimination of the leased items during the lease period, Party A has the right to request Party B to provide equivalent replacement equipment approved by Party A as the leased items of the Contract. If the replacement equipment is not approved by Party A, Party A has the right to request Party B to make a one-off payment with the following amount within fifteen working days after receiving the payment notice from Party A:

(1)	Total remaining Lease Principal and interest due (according to actual use period of funds), unpaid service charges (if any) that have expired and overdue interest (if any);

(2)	The Purchase Price and other payments (if any) that the Lessee shall make to the Lessor when the lease term expires;

(3)
Other payables related to this Contract (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.) (if any).

7.7
During the lease period, Party A shall have the right to inspect the use and maintenance conditions of the leased items at any time during normal working hours without affecting the normal use of the leased items by Party B upon written notice (including email) provided ten working days in advance. Party B shall provide necessary conveniences for the inspections and cooperate with Party A for the inspection of the leased items.

7.8	During the lease period, Party B shall bear related expenses and losses arising from removal of the leased items from the bonded area.

Article 8 Loss and Damage of the Leased Items

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8.1
Party B shall bear all risks of loss or damage to the leased items. In the event of such damage or loss, Party B’s payment obligations for rents and other payables and other obligations under this Contract are not affected.

8.2
If any damage or loss of the leased items for a single time exceeds 5% of the Lease Funds of the Contract for any reason during the lease term, but the damage or loss does not constitute total loss or constructive total loss, Party B shall promptly notify Party A and shall repair the leased items to the state of normal operation at its own expense. The repair period is included in the lease term. Therefore, Party B shall pay the rent as agreed in this Contract. Party B shall bear all risks of loss or damage to the leased items, including but not limited to risks within the insurance scope or other uninsured risks. In the event of such damage or loss, Party B’s payment obligations for rents and other payables and other obligations under this Contract are not affected.

8.3
If the leased items have actually been fully lost or if constructive total loss is formed based on reasonable judgment during the lease term, Party B is required to make a one-off payment with the following amount within five working days after receiving the payment notice from Party A. After Party B pays Party A all the following amounts, Party B's obligations under this Contract are automatically discharged and all the benefits of the leased items, including those under the insurance contract, are owned by Party B.

(1)
Total remaining Lease Principal and interest due (according to actual use period of funds), unpaid service charges (if any) that have expired, liquidated damages (due to Party B's fault) and overdue interest (if any);

(2)	The Purchase Price and other payments (if any) that the Lessee shall make to the Lessor when the lease term expires;

(3)
Other payables related to this Contract (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.) (if any).

Article 9 Contract Term and Lease Commencement Date

9.1
Contract Term: The term of this Contract shall be valid from the effective date of the Contract to Party A's receipt of all rents and other payables paid by Party B under this Contract. If Party B chooses to purchase the leased items after the lease term expires, the term of this Contract shall expire on the date that Party B fully pays the Purchase Price of the leased items to Party A and completes the registration of ownership change of the leased items (if any).

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9.2	Lease Commencement Date: The Lease Commencement Date of the Contract is the date on which Party A pays Party B the down payment of the Lease Funds.

Article 10 Rent

a)

10.1	Rent and Payment

10.1.1
Party B shall deliver the one-off Down Payment of Rent to Party A or a third party designated by Party A in accordance with the time stipulated in Part 1 Commercial Terms. Party B shall remit rents to Party A's account on or before the date of payment on the basis of the time and amount stipulated in Annex II Rent Payment Estimates. If the Rent Payment Estimates is inconsistent with the Actual Rent Payment Table, the Actual Rent Payment Table shall prevail.

10.2 Rent Calculation and Reasonable Change

10.2.1
The rents consist of the Lease Costs and the lease interest. The Lessor will charge the rents based on the total Lease Costs from the Lease Commencement Date. The Lease Interest Rate will be determined in accordance with the following B way:

A.	The fixed interest rate remains unchanged during the lease term and will not be adjusted with the changes of the benchmark interest rates for loan of the People's Bank of China for the same period.

B.	The floating interest rate will be adjusted in proportion to the benchmark interest rates for loan of the People's Bank of China for the same period.
If a floating interest rate is adopted, Party A shall make a corresponding adjustment to the rent in Annex III Actual Rent Payment Table within ten working days after the People’s Bank of China announces the adjustment of the loan interest rate for the same period. In case of interest rate adjustment, the Lease Interest Rate shall be adjusted on the next interest adjustment date after the date of interest rate adjustment (the dates of interest adjustment are March 21, June 21, September 21 and December 21 of each year), and the previous rents remain unchanged. Party A informs Party B with Annex IV Rent Adjustment Notice and Party B agrees to this change. The Rent Adjustment Notice is an integral part of this Contract. The actual rent adjustment date shall be subject to the Rent Adjustment Notice issued by Party B in accordance with the format of Annex IV.

10.2.2
With respect to the rents overdue by Party B, adjustments shall be made based on the new interest rates in case of raised interest rates or according to the original interest rates in case of lowered interest rates, regardless of any type of interest rate (fixed interest rate or floating interest rate) selected.

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10.2.3
Party B's obligation to pay rents under this Contract is absolute and unconditional, and is not affected or deducted for any reason, including but not limited to the quality defects of the leased items, unusable leased items, and loss or damage of the leased items.

Article 11 Lease Service Charges, Security Deposit and Other Expenses

11.1	Lease service charges: After Party A collects the lease service charges from Party B, the lease service charges will not be refunded unless the Contract is cancelled due to Party A's fault.

11.2	Lease Security Deposit

11.2.1
In order to ensure that the rent is paid in full and on time and other obligations are performed under this Contract, Party B shall deposit the lease security deposit into the bank account designated by Party A within seven working days after signing of this Contract in accordance with Part 1 Commercial Terms of this Contract.

11.2.2
Party A will refund the full amount of the lease security deposit to Party B within seven working days after Party B make all the payments in accordance with this Contract. When Party A refunds the lease security deposit, only the principal will be refunded and no interest will accrue.

11.2.3
Within ten working days after Party A’s written notification, if Party B fails to perform its payment obligations under this Contract, Party A is entitled to use the lease security deposit to offset the amounts that Party B shall pay to Party A in accordance with the order of other payables, overdue interest, liquidated damages, rents payable, service charges and Purchase Price. After the above offset, Party B shall promptly make up the lease security deposit according to Party A's notice. If Party B fails to do so, Party A is entitled to make up for the lease security deposit with the rents subsequently paid by Party B.

11.3	Other fees that Party B shall pay to Party A: None.

Article 12 Insurance of the Leased Items

12.1
During the lease period, if Party A has corresponding requirements, Party B shall insure the leased items for Party A as the insured and the beneficiary with the full amount of property insurance and its additional insurance accepted by Party A, and make them valid for the duration of the Contract (if the leased items can only be insured in phases in accordance with relevant regulations of the insurance industry, Party B shall complete the renewal of the insurance 10 working days before expiration of the insurance period). In addition, the insurance amount shall cover the principal and

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interest of the lease, and the insurance premium shall be borne by Party B. Party B shall provide Party A with insurance payment documents and vouchers at the request of Party A.

12.2
If Party B fails to insure the leased items or renew the insurance on time according to Party A's request, Party A shall have the right to insure the leased items or renew the insurance on behalf of Party B. Party B shall bear the costs incurred. If Party A pays for the insurance fees, Party A shall have the right to seek repayment from Party B and collect interest at the rate of 0.0005 of the amount from the date of Party A’s advance payment to the date of repayment by Party B. If Party B fails to promptly repay Party A's advance payment within ten working days after Party A's written notification in accordance with this Contract, Party A shall be entitled to deduct it from the lease deposit. In the process of insuring the leased items, Party B shall truthfully inform the insurance company in writing of the financing lease relationship between Party A and Party B and the fact that Party A is the sole owner of the leased items.

12.3
If Party B insures the leased items according to the requirements of Party A under this Contract, the original insurance copy of the policy shall be handed over by Party B to Party A for keeping. After the original insurance policy is submitted to Party A, Party B and the insurance company shall not change the insurance terms without Party A’s prior written consent.

12.4
After the occurrence of any insurance accident, Party B must immediately notify Party A and the insurance company to handle loss assessment and damage claim. Party B shall provide all necessary documents and take all necessary measures so that Party A can receive insurance compensation. If Party B fails to cooperate with Party A to handle the damage claim and causes Party A’s failure to obtain compensation from the insurance company, Party B shall bear reasonable direct economic losses.

12.5
After the occurrence of any insured accident, Party B shall take reasonable measures to reduce the loss or avoid further loss. If Party B fails to promptly notify Party A or fails to take reasonable remedial measures, Party B shall bear corresponding responsibilities and compensate Party A for reasonable direct economic losses suffered thereby.

12.6
(12.7)Party B shall ensure that the insurance coverage and amount are sufficient to cause the actual amount paid by the insurance company to be not less than the total amount of all payments payable by Party B under this Contract (including all remaining interest of the Lease Principal and service charges) in the event that the entire leased items suffer total loss or constructive total loss.

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12.7	(12.8)When any insured accident occurs, all insurance compensation shall be paid to Party A and handled in the following manner:

(1)
If the accident does not constitute a total loss of the leased items and Party B does not default on rent or other payables, the insurance compensation shall be used to compensate Party B for the expenses incurred in repairing the leased items under Article 8; if Party B has arrears of rent or other payables, the insurance compensation shall be used to offset the payment that Party B shall pay to Party A. If Party A’s insurance compensation is insufficient to pay the aforesaid amounts, Party B still has the obligation to make up for the insufficiency of Party A, including but not limited to the compensation that the insurance company refuses to pay or insufficiency of compensation. In case of any surplus after the offset, the remaining portion shall be paid to Party B.

(2)
If the accident constitutes a total loss of the leased items, the insurance compensation shall be used to offset the payment of Party A payable by Party B under Article 8.3. If Party A’s insurance compensation is insufficient to pay the aforesaid amount, Party B still has the obligation to make up for the insufficiency of Party A, including but not limited to the compensation that the insurance company refuses to pay or insufficiency of compensation. In case of any surplus after the offset, the remaining portion shall be paid to Party B.

12.8
(12.9)The risk of damage or loss of the leased items shall be borne by Party B. The occurrence of an insurance accident and whether the insurance compensation is paid will not constitute a reason for Party B to delay any payment or reduce any payment under this Contract. Party B shall still perform the obligation of paying rents and other payables in accordance with the provisions of this Contract after the occurrence of any insurance accident.

Article 13 Representations and Warranties

13.1	Representations and Warranties of Party A

13.1.1
Party A is a professional financing lease company that has been established in accordance with relevant laws and regulations of China and has been validly subsisting, has qualifications for engaging in financing lease business, and has the qualification and ability to sign and execute this Contract;

13.1.2
The financing lease business stipulated in this Contract does not exceed the business scope of Party A's articles of association and business license, and complies with relevant national policies and industry regulations;

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13.1.3
Party A has taken all necessary internal measures for the performance of this Contract and has obtained all the necessary rights and approvals required for the signing and performance of the Contract. The representative who has signed this Contract has obtained legal authorization.

13.1.4	Party A carefully read all the terms of this Contract, has fully understood the meaning of each clause, and signed this Contract is the expression of its true meaning;

13.1.5	In terms of exempting or restricting its own responsibilities in the Contract, Party A has taken reasonable steps to bring it to the attention of Party B and explained the terms to Party B.

13.2	Representations and Warranties of Party B

13.2.1
Party B is a legal person/other organization legally established and validly existing in accordance with relevant laws and regulations of China. It has the necessary civil capacity and performance capacity to sign and perform this Contract, and can independently bear civil liabilities;

13.2.2
Party B has taken all necessary internal measures and has obtained all the necessary rights and approvals for signing and performance of this Contract. Their authorized representatives who sign this Contract have obtained legal authorization;

13.2.3
Before this transfer, Party B owns legal, complete and valid ownership of the leased items, and has the right to transfer the leased items to Party A according to the Contract; Party B guarantees that the leased items are not being seized or detained by judicial or administrative authorities during the transfer. The leased items or any part of them have not been transferred to any third party in any way and are not bound by third-party rights (including but not limited to ownership, security interest and usufructuary right, etc.); any contract, rights, and obligations between Party B and other third parties do not affect the performance effectiveness of this Contract. If any third party claims rights to the leased items and thereby causes legal disputes, Party B shall bear relevant responsibilities. If Party A suffers losses arising therefrom, Party B shall bear corresponding liability;

13.2.4	Party B's signing and performance of this Contract will not violate any laws, regulations, articles of association or any contract or agreement with any third party;

13.2.5
Before the signing of the Contract, Party B guarantees to provide Party A with true and accurate financial statements and asset lists, and guarantees to fully disclose to Party A the circumstances that involve its assets or rights and may affect the performance of the Contract including mortgage, pledge, litigation, arbitration and administrative penalty;

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13.2.6	Within the validity period of this Contract, Party B shall submit a set of originals of the following statements and reports to Party A within 15 working days after completing them:

(1)	Annual financial statements;

(2)	Half-year financial statements;

(3)	Quarterly financial statements;

(4)	The year-end audit report issued by the accounting firm.

13.2.7
Before completion of all the obligations of this Contract, Party B shall obtain Party A's written consent in advance if Party B intends to carry out asset reorganization, equity acquisition, asset transfer and other activities that may affect realization of Party A’s rights and interests;

13.2.8
Party B guarantees that if it involves any major breach of contract, litigation, arbitration, administrative punishment, restrictive measures such as seizure, detention or freezing of assets, it shall notify Party A in writing within three working days from the date of occurrence of such events, and shall take corresponding measures to prevent such events from causing adverse effects on Party A's rights and interests;

13.2.9	Party B shall ensure that the leased items are used only for legitimate and rightful commercial purposes and may not be used for any illegal purpose.

Article 14 Prepayment

14.1	During the lease period, Party B may partially or fully repay the loan in advance if Party A agrees in writing and Party B meets the following conditions:

(1)	Party B submits a written application to Party A 60 days in advance;

(2)	All service charges due have been paid;

(3)	All rents due have been paid;

(4)	The Lease Principal not yet due has been paid (applicable to all repayments in advance);

(5)	Other payables have been paid.

14.2
Party B may, within five days after Party A agrees, pay Party A a lump sum of all remaining Lease Principal, interest at maturity (calculated according to the actual life of the funds), due service charges, overdue interest (if any), and liquidated damages (if any) and other payables (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees,

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announcement fees and attorney fees, etc.). Party B shall pay Party A the remaining Purchase Price and other payables. After receiving such payments, Party A will cooperate with Party B in handling the ownership transfer procedures for the leased items, including but not limited to issuance of the Certificate of Ownership Transfer II (Lessor to Lessee) to Party B in accordance with the format of Annex VIII. Taxes and fees (if any) arising from the transfer of ownership of the leased items shall be borne by Party B.

14.3
If Party B makes part of the repayments in advance according to the provisions of this Article, this Contract will continue to be valid. Party A shall re-adjust the rent payment form for the outstanding principal in accordance with the Rent Adjustment Notice attached to Annex IV of this Contract and inform Party B in writing. Party B hereby confirms that Party A's above adjustments are binding on it and undertakes to pay rents to Party A according to the adjusted rent payment form. Party B confirms that its early repayments will not affect Party A's full ownership of the leased items.

Article 15 Breach of Contract and Remedy

15.1	Party A's Liability for Breach of Contract
Party B owns the right of possession and use of the leased items during the lease term. Except for Party B's major breach of contract, Party A shall not interfere with the legitimate and independent’s possession and use of the leased items of Party B. Otherwise, Party A shall be liable for the losses caused to Party B.

15.2	Party B's Liability for Breach of Contract

15.2.1	The occurrence of any of the following circumstances during the lease period shall be deemed as Party B's breach of contract:

(1)	Party B fails to pay rents and/or other payables in accordance with the time and amount stipulated in this Contract;

(2)	Party B violates the representations and warranties made in this Contract;

(3)	Party B violates other terms of this Contract, including but not limited to failure to provide guarantees in accordance with this Contract and to complete the required registration formalities;

(4)	Party B fails to insure the leased items in accordance with this Contract and fails to perform the obligation of proper use and maintenance of the leased items, etc.;

(5)	Party B has overdue payment or breach of contract in other contracts signed with Party A or other circumstances that affect Party B's performance of this Contract;

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15.2.2
In the event of Party B’s breach of Article 15.2.1, Party A has the right to take one or more of the following measures if Party B fails to make any correction within 10 working days upon Party A’s written notice:

(1)
Require Party B to pay overdue interest. If Party B fails to pay rents and/or other payables on schedule, Party A shall have the right to request Party B to pay overdue interest from the date of payment of the rents or other payables to the date of actual payment. Overdue interest is calculated at 0.0005 of the amount payable per day until the full payment date. The overdue amounts shall be paid out by Party B in the following order: other payables, overdue interest, liquidated damages, rents payable, service charges and Purchase Price;

(2)	Take other remedies permitted by law.

15.2.3
Where Party B has any behavior indicated in Paragraph (1), (2), (3) and (5) of Article 15.2.1, violates Article 13.2 Representations and Warranties (except for Article 13.2.6), and makes no correction within fifteen working days after written notice of Party A, it constitutes a major breach of contract. Party A has the right to take one or more of the following measures:

(1)
Require Party B to pay overdue interest. If Party B fails to pay rents and/or other payables on schedule, Party A shall have the right to request Party B to pay overdue interest from the date of payment of the rents or other payables to the date of actual payment. Overdue interest is calculated at 0.0005 of the amount payable per day until the full payment date. The overdue amounts shall be paid out by Party B in the following order: other payables, overdue interest (if any), liquidated damages (if any), rents payable, service charges and Purchase Price;

(2)
Require early expiry of rents and request Party B to immediately pay all remaining rents, service charges, overdue interest, liquidated damages, Purchase Price and other payables (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.);

(3)
Terminate the Contract, directly recover the leased items without judicial procedure and require Party B to compensate Party A for all losses. Party A’s losses include but are not limited to Party A’s costs for recovering the leased items, costs of realizing the leased items and the insufficient part after repayment of all rents, service charges, overdue interest (if any), Purchase Price, liquidated damages (if any) and all other payables (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.) with the proceeds of realization of the leased items;

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(4)	Take measures to prevent the leased items from malfunction;

(5)	Take other remedies permitted by law;

(6)
Party A agrees to negotiate with Party B on relevant payment amounts before adopting the measures in Item (2) of this Article. If they reach a new agreement, they may implement the measures according to the new agreement.

15.2.4
If Party A chooses to rescind the Contract and retrieves the leased items, Party A may request Party B to send the leased items in good condition to Party A at the time and place indicated by Party A, or Party A appoints personnel to directly enter the place of the leased items to immediately occupy and transfer them. Party B shall bear the resulting costs and reasonable direct economic losses caused to Party B or any third party arising from the transfer or recovery of the leased items.

15.2.5
After the leased items is retrieved, Party A can directly dispose of the leased items, select any appraisal agency at its own discretion to appraise the leased items, and take the appraised price as the price basis for disposal of the leased items; or directly sell the leased items according to the state of the leased items at the time of recovery. The sales target is any legal person or natural person who needs the leased items. The sales income is the value of the leased items. Party B agrees and confirms Party A's above-mentioned disposal method for the leased items and criteria for determining the value of the leased items.

15.2.6	For the proceeds from disposal of the leased items, Party A has the right to make deductions with the proceeds from disposal of the leased items in the following order:

(1)
All costs and expenses (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.) incurred by Party A for repossession, transfer, safekeeping, repair or disposal of the leased items or execution of this Contract.

(2)	Any other payables to be paid by Party B to Party A pursuant to this Contract;

(3)	Overdue interest, default penalty and service charges that Party B shall pay to Party A in accordance with this Contract and any loss incurred by Party A;

(4)	The total remaining rents that Party B shall pay to Party A according to this Contract;
If the proceeds are not sufficient to cover the above-mentioned payments that Party B shall pay to Party A, Party A shall have the right to claim the insufficient part from Party B; if the proceeds exceed the above-mentioned payments, Party A shall return the excess amount to Party B.

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15.2.7
If Party A decides not to dispose of the leased items after retrieving them, or needs to determine the value of the leased items in any case, the value of the leased items shall be determined by Party A at its discretion in any of the following ways. Party B has no objection.

(1)	The appraisal agency entrusted by Party A appraises and determines the value. Relevant expenses thereby incurred shall be borne by Party B;

(2)	The Party A determines the value through other methods as chosen by Party A.

15.2.8
If the appraisal agency entrusted by Party A appraises and determines the value, relevant expenses thereby incurred shall be borne by Party B; if Party B does not approve the appraisal results of the appraisal agency entrusted by Party A, Party B may propose to conduct an additional appraisal of the value of the leased items or require the auction of the leased items. Relevant costs shall be borne by Party B. In the event that the judicial organ entrusts any appraisal agency to appraise or auction the leased items additionally according to the request of Party B, and the value of the leased items determined by the appraisal or auction is higher than that determined by Party A through the way it selects according to the above-mentioned provisions in this Paragraph, Party B shall, within 30 days from the date of determination of the value of the leased items through additional appraisal or the auction procedure, find out a third party to purchase the leased items from Party A at a price not lower than the value of the leased items determined by the additional appraisal or auction procedure and to pay for the purchase price in full. Otherwise, the value determined by Party A shall prevail. For the avoidance of ambiguity, if the buyer of the leased items is determined through an auction procedure or other means, the purchase price paid by the buyer shall be owned by Party A. Party A shall use it to deduct the amounts owed by Party B under this Contract.

15.2.9
Party A's adoption of any of the above measures shall not affect Party A's other rights under this Contract. Before Party A takes any of the above measures and obtains full compensation, Party B will not be released from continuing to perform its obligations under this Contract.

15.2.10
If Party A finds that Party B’s operating conditions deteriorate seriously, or Party B transfers assets to evade repayment of debts, surreptitiously withdraws funds, or commits fraudulent acts in the performance of this Contract, or has any other circumstances in which Party A believes that Party B has lost or may lose its ability to perform the Contract, Party B may immediately notify Party B and request Party B to provide a guarantee approved by Party A within a reasonable period of time. Where Party B fails to do so within the time required by Party A, Party A can adopt the measures agreed in Article 15.2.2.

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15.2.11
Party A’s adoption of the aforesaid measures does not therefore exempt Party B from its obligations under this Contract. At the same time, Party B shall bear the expenses incurred by Party A in taking such measures, including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.

15.2.12
If Party A pays the fees that Party B shall pay under this Contract on behalf of Party B, including but not limited to the taxes and fees related to the leased items, Party B shall reimburse Party A for the fees paid in advance by Party A and shall pay Party A the interest of such fees at the rate of 0.0005 per day from the date of advance payment made by Party A to the date of repayment made by Party B.

Article 16 Transfer of Contract Rights and Obligations

16.1
Without prejudice to Party B’s possession and use of the leased items, Party A has the right to transfer all or part of the rights and obligations under this Contract to a third party and has the right to pledge all or part of the rights granted to Party A under this Contract to a third party, or to mortgage the leased items to a third party. Party A's above transfer/pledge/mortgage does not affect Party B's performance of its obligations under this Contract. Once Party A's above transfer/pledge/mortgage occurs, Party B shall promptly notify Party B in writing. Party B hereby confirms that it agrees with Party A’s above transfer/pledge/mortgage and will actively cooperate with Party A’s implementation of the above transfer/pledge/mortgage.

16.2	Without Party A's prior written consent, Party B shall not transfer any of the rights and obligations under this Contract.

Article 17 Handling of Significant Changes

17.1
Party B shall notify Party A immediately if any of the following circumstances occurs. Party A is entitled to request Party B to provide a valid guarantee approved by Party A to ensure Party B's performance of its obligations under this Contract. If Party B fails to provide a valid guarantee approved by Party A, Party A may adopt the remedies agreed in Article 15 of this Contract:

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(1)	Party B experiences closure, suspension of business, production suspension, merger, division, bankruptcy and major legal disputes, etc., or deterioration of business conditions;

(2)	Party B conducts asset reorganization, equity acquisition or transfer/pledge of some or all assets/rights, which may affect the normal performance of this Contract;

(3)	Party B makes major adjustments to production plans and sales plans, etc. which are sufficient to affect normal production and may affect Party B’s ability to perform this Contract;

(4)	Except for Party A's reasons, the leased items are frozen, detained, executed, seized or have other conditions affecting their normal operation;

(5)	Other major events that may affect the normal performance of the contractual debts;

(6)
Party B's failure to notify Party A in accordance with this Article does not affect Party A's immediate adoption of the remedies agreed in Article 15 of this Contract after it learns the circumstance on its own. However, Party B shall be liable for all losses caused to Party A due to time delay.

17.2	Changes in Party B’s legal address and legal representative etc. shall not affect the execution of this Contract, but Party B shall promptly notify Party A in writing.

17.3
If any of the following circumstances occurs when Party B uses the leased items or any project invested with the leased item has any of the following circumstances, Party B shall immediately terminate the use of the leased items, notify Party A of the situation in writing and correct it completely within the reasonable period required by Party A:

(1)	Any project invested with the leased items violates the national industrial policy;

(2)	The project invested with the leased items fails to obtain the approval procedures and documents approved by Party A;

(3)	There are other situations in which the use of the leased items is in violation of the mandatory or restrictive provisions of the law;

(4)
If Party B fails to completely correct the above circumstances within a reasonable period of time agreed by both Parties, Party A shall have the right to unilaterally terminate this Contract, recover the leased items, and request Party B to pay all the remaining rents, service charges, overdue interest (if any), liquidated damages (if any), Purchase Price, other payables (including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.) within five days after receiving Party A's written notice, and to make full compensation for all reasonable direct economic losses.

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17.4
If the leased items are expropriated or required by a government department or damaged or lost due to a third party, the rent payment and other obligations of Party B under this Contract shall not be affected. When any of such circumstances occurs, Party A is entitled to terminate this Contract in advance and use the compensation obtained to offset all the remaining rents, service charges, overdue interest, liquidated damages, Purchase Price and other fees payable by Party B under this Contract. If the compensation received is not sufficient to make up for the aforementioned amounts payable by Party B, Party B shall be responsible for the insufficient part.

Article 18 Disposal of the Leased Items after Expiry of the Lease Term

18.1
After the lease term expires and Party B completes repayment of all the rents and other payables that it shall pay to Party A under this Contract, both Parties will handle the leased items in the following (1) manner:

(1)
Party B shall purchase the leased items according to the Purchase Price stipulated in the “present status quo” and Commercial Terms and obtain the ownership of the leased items. As Party B has always occupied and used the leased items, Party A will make no statement or guarantee on the then-current performance and status of the leased items.

If Party B intends to purchase the leased items, Party A shall cooperate with Party B in processing the procedures of ownership transfer of the leased items, including but not limited to issuing a certificate of ownership transfer of the leased items to Party B, and releasing all the guarantee rights (if any) set up over the leased items for the Financing Lease agreed in the Contract within 20 working days etc. Relevant taxes and fees arising from the transfer of ownership of the leased items shall be borne by Party B (if any).

(2)	Renewal of lease: Party B may continue to rent the leased items. The parties shall negotiate the lease renewal issue and sign a written agreement.

(3)
Return of the leased items: Party B returns the leased items to Party A within 10 days after the expiry of the Contract and guarantees that the leased items are intact (except for normal wear and tear).

Article 19 Security

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19.1
Party B shall implement the security contract entered into by and between relevant guarantee obligor and Party A in accordance with the Security Methods stipulated in this Contract, which at the same time shall be taken as the entry-into-force condition for this Contract.

19.2
Where the financial status of the guarantee obligor significantly deteriorates, or the value of the guarantee/pledge may be derogated or lost, Party B shall provide other guarantee measures approved by Party A separately.

Article 20 Force Majeure

20.1
“Force majeure” refers to the incidents which are beyond the control scope of the Parties to this Contract, unforeseeable, unavoidable or insurmountable, or render either party hereunder partially or wholly unable to perform this Contract. Such incidents include but are not limited to earthquakes, typhoons, floods, fires, wars, strikes, riots, government actions, legal provisions or their applicable changes.

20.2	When force majeure occurs, the party affected by force majeure shall promptly notify the other party in writing and take remedial measures to reduce losses.

20.3
The party affected by force majeure shall provide the other party with details of the force majeure, the report of losses and relevant supporting documents within seven days from the occurrence of force majeure.

20.4
If a party affected by force majeure fails to perform or delay performance of its obligations under this Contract due to force majeure, it may be exempted from liability in part or in whole within the influence scope of force majeure. However, force majeure shall not relieve the affected party of its obligations in accordance with this Contract prior to the occurrence of such events.

20.5
After the force majeure is over or the influence is eliminated, the party affected by force majeure shall notify the other party immediately. The parties shall continue to perform their contractual obligations after the force majeure is over or the influence is eliminated. At the same time, the duration of the Contract shall be extended accordingly.

20.6
If the influence of force majeure persists for more than 30 days, resulting in failure of either party to continue to perform the contractual obligations, either party has the right to notify the other party in writing to terminate the Contract.

Article 21 Information Disclosure

21.1	Party B agrees that Party A has the right to exercise the following actions:

(1)	Party A announces Party B's performance of this Contract on Party A's own website;

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(2)
Party B authorizes Party A to obtain the credit information of Party B and its legal representatives, actual controllers, shareholders, financial controllers and other credit information of the company or individuals from the Basic Database of Financial Credit Information of the People's Bank of China and other credit investigation agencies or databases, to report the Party B’s credit condition of the performance of this Contract to the above-mentioned organizations, and to complete public announcement and registration of the leased items on the financing lease system of the People's Bank;

(3)
In the event that Party B has overdue payments under the Contract and fails to make any correction within 15 days after Party A’s written reminder, Party A has the right to disclose Party B’s breaches in the Basic Database of Financial Credit Information of the People's Bank of China and other credit investigation agencies.

21.2	Party A agrees that Party B has the right to exercise the following actions:
Party B and its shareholders are entitled to publicly disclose the contents of this Contract, its supplementary agreements and related materials in accordance with relevant applicable laws, regulations as well as rules and management requirements of stock exchanges.

Article 22 Governing Law and Dispute Resolution

22.1	This Contract and its performance are governed by the laws of the People's Republic of China and interpreted in accordance with the laws of the People's Republic of China.

22.2
Any dispute arising from this Contract or related to this Contract shall be settled by the Parties through friendly negotiation. If the negotiation fails, the Parties agree to adopt the following (2) way for resolution:

(1)	Apply to the / Arbitration Committee for arbitration;

(2)	File a lawsuit with the local people's court of Party A.
Article 23 Change, Termination and Rescission of the Contract

23.1
Any amendment, addition or change to this Contract shall be made in writing separately and shall take effect after the legal representatives of Party A and Party B or their authorized agents sign/sign and seal it. The aforementioned amendment, addition or change shall be deemed as an integral part of this Contract.

23.2	Except as otherwise provided in this Contract, neither party shall rescind or early terminate this Contract without the consent of both Parties.

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Article 24 Annexes to the Contract
The annexes to this Contract is an integral part of this Contract and have the same legal effect as this Contract.
Annex I: List of Leasing Items
Annex II: Rent Payment Estimates
Annex III: Actual Rent Payment Table
Annex IV: Rent Adjustment Notice
Annex V: Rent Payment Notice
Annex VI: Notice of Top-Up of the Lease Security Deposit
Annex VII: Certificate of Ownership Transfer I (Lessee to Lessor)
Annex VIII: Certificate of Ownership Transfer II (Lessor to Lessee)
Annex IX: Proof of Receipt of the Leased Items
Annex X: Other Annexes Approved by the Parties

Article 25 Effectiveness of the Contract

25.1	This Contract shall take effect on the date on which the legal representatives of both Parties or their authorized representatives sign/sign and seal it or affix the official seal to it.

Article 26 Notice and Delivery

26.1
Any notice given by either party to the other party in relation to this Contract must be in writing. If the notice is delivered by hand, it will be deemed to be served after the addressee signs for receipt. If it is sent by e-mail or fax, it will be deemed to be served at the time of sending; if it is served by post, it will be deemed to be served after the other party signs for receipt or refuses to sign for receipt. If the address or name is incorrect or the other party is not notified in writing for any change, the date of indicating the cause for failure to deliver the mail shall be deemed that the notice has been served. Unless otherwise notified in writing, the Parties shall confirm the addresses for communication services (see Part 1 Commercial Terms);

26.2
Both Parties confirm that the above-mentioned domiciles of both Parties contained in this Contract is their addresses for delivery of their legal documents. A written document sent by one party to the other party to the address of the Contract (regardless of whether or not the mail is rejected or returned for any reason) will be deemed served on the third day after mailing. In case of any change in the address of either party, the party shall notify the other party in writing of the address change issue and the new address of service on the day of the change of the address. Before either party delivers

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the notice of change of service address to the other party, the written notice sent by the other party to the original address of service of such party shall be still deemed to be validly served.

Article 27 Special Terms
If the contents agreed in the special terms of this Article conflict with the contents of other terms of this Contract, the special terms shall prevail:

(1)
Party A shall notify Party B immediately in writing if it confronts any difficulty in raising funds which cannot be predicted. Both Parties shall, based on changes in specific circumstances, jointly confirm the adjustment plan of the mode and timing of the funds release, or confirm the suspension and termination of release of the Lease Funds, and guarantee that Parties will not raise any right claim in this condition.

(2)
If Party B fails to provide Party A with a written proof of receipt of the increased capital of US$25 million from Alpha and Omega Semiconductor Limited, Party B’s shareholder, within three months from the date of full payment of Party A's Lease Funds, Party A has the right to request early termination of the Contract and require Party B to make an one-off payment to Party A for the remaining Lease Principal, Interest Due, due service charges, Overdue Interest (if any), liquidated damages (the amount of liquidated damage is 5% of the Purchase Price of the leased items paid by Party A), other payables (if any, including but not limited to litigation fees, arbitration fees, property preservation fees, preservation guarantee fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees and attorney fees, etc.). The security deposits and service charges already paid by Party B will not be refunded. In case of any other loss caused by Party A, Party B shall also bear corresponding liability for compensation.

The Parties confirm hereby that they carefully read all the terms of this Contract, fully understand the meaning of each term, and signing of this Contract and the annexes is presentation of their true meaning. The Parties accept the terms of exemption or limitation of the other party’s liabilities in this Contract. The Parties have taken reasonable steps to draw the other party’s attention and explain such terms.

(No text below)

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Party A (Seal): Chongqing Yinhai Financing Lease Co., Ltd.
Legal Representative or Authorized Representative (Signature/Signature and Seal):

By: /s/ Xianwei Pang

Party B (Seal): Chongqing Alpha and Omega Semiconductor Limited
Legal Representative or Authorized Representative (Signature/Signature and Seal):

By: Mike F. Chang

Date: May 9, 2018

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Annex I: List of Leased Items

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

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Annex 2 : Schedule of Estimated Rent Payments

1. Lease Term
Tenancy Term is 60 months, for total 20 payment periods, effective from April 10, 2018.
Currency: RMB Unit:Yuan

Period #	Due Date	Principal to be Paid	Interests to be Paid	Total Payment	Note
0	2018/4/10	75,000,000.00	0.00	75,000,000.00
1	2018/6/21	0.00	4,560,000.00	4,560,000.00
2	2018/9/21	0.00	5,826,666.67	5,826,666.67
3	2018/12/21	0.00	5,763,333.33	5,763,333.33
4	2019/3/21	12,000,000.00	5,700,000.00	17,700,000.00
5	2019/6/21	12,000,000.00	5,651,866.67	17,651,866.67
6	2019/9/21	12,000,000.00	5,477,066.67	17,477,066.67
7	2019/12/21	12,000,000.00	5,244,633.33	17,244,633.33
8	2020/3/21	27,000,000.00	5,071,733.33	32,071,733.33
9	2020/6/21	27,000,000.00	4,734,166.67	31,734,166.67
10	2020/9/21	27,000,000.00	4,340,866.67	31,340,866.67
11	2020/12/21	27,000,000.00	3,904,658.33	30,904,658.33
12	2021/3/21	27,000,000.00	3,477,000.00	30,477,000.00
13	2021/6/21	27,000,000.00	3,160,966.67	30,160,966.67
14	2021/9/21	27,000,000.00	2,767,666.67	29,767,666.67
15	2021/12/21	27,000,000.00	2,348,558.33	29,348,558.33
16	2022/3/21	27,000,000.00	1,938,000.00	28,938,000.00
17	2022/6/21	27,000,000.00	1,587,766.67	28,587,766.67
18	2022/9/21	27,000,000.00	1,194,466.67	28,194,466.67
19	2022/12/21	27,000,000.00	792,458.33	27,792,458.33
20	2023/3/21	28,000,000.00	399,000.00	28,399,000.00
Total		475,000,000.00	73,940,875.00	548,940,875.00
Note : Actual rent shall be based on the Schedule of Actual Rent Payments and the Notice of Rent Payment. If Party A fails to deliver the Statement and the Notice to Party B, this Schedule shall prevail.

Party A: Chongqing Yinhai Leasing Co., Ltd. (Seal)
Authorized Representative (Signature/Seal):

Party B: Chongqing Alpha and Omega Semiconductor, Inc.(Seal)
Authorized Representative (Signature/Seal)
[2018/5/ ]

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Annex 3: Schedule of Actual Rent Payments (Sample Form)

1. Lease Term
Tenancy term is [ ] months, total for [ ] payment periods; rented from and including [Date]

Currency: RMB Unit:Yuan

Period#	Due Date	Principal	Interests	Total	Note
1
2
3
Total
Note : If there is any inconsistency between the Schedule of Estimated Rent Payments and this Schedule, this Schedule shall prevail.

Payment by Wire Transfer
Account Name : Chongqing Yinhai Leasing Co. Ltd.
Bank : The Export-Import Bank of China, Chongqing Branch
Account : 2100000100000237876

Party A: Chongqing Yinhai Leasing Co., Ltd. (Seal)
Authorized Representative (Signature/Seal):

Party B: Chongqing Alpha and Omega Semiconductor, Inc. (Seal)
Authorized Representative (Signature/Seal)

Date:

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Annex 4: Notice of Rent Adjustment (Sample Form)
To: Chongqing Alpha and Omega Semiconductor, Inc.

Pursuant to the Finance Lease (Series Number [ ]), executed by both parties, and given one of the following situations has occurred:

(1) The Central Bank of China adjusted the benchmark interest rate of [ ]-year loan on the date of [ ]; the current benchmark interest rate is now at [ ].

(2) Other: [ ]

Our Company does hereby adjust the rent as follows: starting from [year/month/day], the lease rate is adjusted to ___. Please make payment to our company according to the “amount due after adjustment” in the chart below.
Currency: RMB Unit: Yuan

Period	Due Date	Amount Due before Adjustment	Amount Due after Adjustment

…
…
…
Total
Account Name : Chongqing Yinhai Leasing Co. Ltd.
Bank : The Export-Import Bank of China, Chongqing Branch
Account : 2100000100000237876

Party A : Chongqing Yinhai Leasing Co., Ltd.(Seal)
Authorized Representative (Signature/Seal):

Party B: Chongqing Alpha and Omega Semiconductor, Inc.(Seal)
Authorized Representative (Signature/Seal)
Date

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Annex 5: Notice of Rent Payment (Sample Form)

To: Chongqing Alpha and Omega Semiconductor, Inc.

Pursuant to the Finance Lease (Series Number [ ]), executed by both parties, as well as the Annexes herein attached, this notice is to inform you that the rent for period [ ] is due soon. Please see the chart below for more details.

Currency: RMB Unit: Yuan

Period #	Amount to be Paid (RMB）	Due Date
…

Please make your payment to the following account by the due date
Account Name : Chongqing Yinhai Leasing Co. Ltd.
Bank : The Export-Import Bank of China, Chongqing Branch
Account : 2100000100000237876

Please note: In the event your Company delays the payment or does not pay the full amount of the rent, we have the right to impose penalties, pursuant to the amount specified in the Finance Lease, and request your Company to bear other liabilities due to the breach.

Party A: Chongqing Yinhai Leasing Co., Ltd. (Seal)
Authorized Representative (Signature/Seal):

Date:

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Annex 6: Notice to Pay Additional Deposits (Sample Form)
To: Chongqing Alpha and Omega Semiconductor, Inc.

Pursuant to the Finance Lease (Series Number [ ]), executed by both parties, as well as the herein attached Annexes, the total amount of deposits which shall be paid to our Company are insufficient. Please see more details in the chart below.

Currency: RMB Unit: Yuan

Minimum Deposits	Current Available Deposits	Amount to be Paid

Note : the deposits were deducted for the purpose of …

Payment must be made on the next day after the receipt of this notice. Please make your deposit payment to the account below.
Account Name : Chongqing Yinhai Leasing Co. Ltd.
Bank : The Export-Import Bank of China, Chongqing Branch
Account : 2100000100000237876

Please note: In the event your Company delays the payment or does not pay the full amount of the deposits, we have the right to use your subsequent rent payments to make up for the minimum deposits required by the Lease, to impose penalties pursuant to the amount specified in the Lease, and to request your Company to bear other liabilities due to the breach.

Party A: Chongqing Yinhai Leasing Co., Ltd. (Seal)
Authorized Representative (Signature/Seal):

Party B: Chongqing Alpha and Omega Semiconductor, Inc. (Seal)
Authorized Representative (Signature/Seal)
Date:

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Annex 7 : Proof if Ownership Transfer 1

To: Chongqing Yinhai Leasing Co., Ltd.

We hereby certify that, on [year/month/day], our Company received the initial payment of [ ]RMB made by your company via wire transfer from [ ] bank for the purchase of leased items. Pursuant to the Finance Lease (Series Number xx), executed by both parties, the ownership of the leased item listed under this lease will be transferred to your Company starting from [Date].

Party A: Chongqing Yinhai Leasing Co., Ltd. (Seal)
Authorized Representative (Signature/Seal):

Party B: Chongqing Alpha and Omega Semiconductor, Inc.༈Seal)
Authorized Representative (Signature/Seal)
[Date]

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Annex 8: Proof of Ownership Transfer 2 (Sample Form)

To: Chongqing Alpha and Omega Semiconductor, Inc.

As of [year/month/day], our Company has received all the rent payments, deposits, and other payments required by the terms of the Finance Lease. We hereby certify that, effective from [year/month/day], the ownership of leased items specified in the Finance Lease will be transferred to your company.

Party A: Chongqing Yinhai Leasing Co., Ltd. (Seal)
Authorized Representative (Signature/Seal):

Party B: Chongqing Alpha and Omega Semiconductor, Inc.(Seal)
Authorized Representative (Signature/Seal)
Date

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Annex 9: Receipt of Transferred Items (Sample Form)

To: Chongqing Yinhai Leasing Co., Ltd. (Party A)

Pursuant to the Finance Lease (Series Number [ ]), executed by both parties on [year/month/day], we have received all the leased items, which your company has complete ownership of, in good and normal operating condition without any quality defect upon delivery of the items.

Hereby Certify.

Party B: Chongqing Alpha and Omega Semiconductor, Inc. (Seal)
Authorized Representative (Signature/Seal)
Date

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